UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09679
                                                     ---------
                                 Adelante Funds
                                 --------------
               (Exact name of registrant as specified in charter)

                           555 12th Street, Suite 2100
                                Oakland, CA 94607
                                -----------------
                    (Address of principal executive offices)

                         Adelante Capital Management LLC
                           555 12th Street, Suite 2100
                                Oakland, CA 94607
                                -----------------
                     (Name and address of agent for service)
       Registrant's telephone number, including area code: (510) 986-2100
                                                           --------------
                       Date of fiscal year end: January 31
                                                ----------
                   Date of reporting period: January 31, 2006
                                             ----------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act"):

                                 ADELANTE FUNDS:
                    ADELANTE U.S. REAL ESTATE SECURITIES FUND


                                  ANNUAL REPORT


                                JANUARY 31, 2006





                                     [LOGO]
                           ADELANTE CAPITAL MANAGEMENT


  Shares of Adelante Funds are distributed by an independent third party, UMB
                          Distribution Services, LLC.

Dear Shareholder:                                               January 31, 2006

We are delighted to present you with Adelante Funds' annual report for fiscal year ended January 31, 2006. This marks our sixth anniversary in the mutual fund arena and we continue to believe that mutual funds provide an efficient means for investors to gain exposure to multiple asset classes. We would like to take this opportunity to thank you for your investment in, and continued support of Adelante Funds.

In 2005, real estate markets continued to show improved operating performance. As a result, demand for real estate assets was strong in both the public and private markets with over $267 billion in property sales occurring in 2005 according to the consulting firm of Real Capital Analytics. As a result of strong investor demand for quality real estate, real estate values continued to rise over the course of the year. 2005 also marked the sixth consecutive year that Real Estate Investment Trusts ("REITs"), as measured by the Dow Jones Wilshire REIT Index, outperformed the broader equity market, as measured by the S&P 500(R) Index. Following a sharp sell-off in January 2005, REITs rebounded through the balance of the year and posted positive performance as measured by the various real estate securities indices.

Adelante U.S. Real Estate Securities Fund (the "Fund") also experienced its sixth consecutive year of positive performance. For the fiscal year ended January 31, 2006, the average annual returns since inception for Class Y shares, the Dow Jones Wilshire REIT Index and the S&P 500(R) Index were 22.37%, 22.84% and 0.06%, respectively. For a more detailed discussion of the Fund's performance, please see the Management's Discussion of Fund Performance section of this report.

While we presently believe that there are positive opportunities in the real estate securities markets, it is worthwhile to note the potential risks involved with investing in these securities, and consequently in the Fund. The principal risks of investing in the Fund are risks generally associated with investing in stocks and risks specific to investing in the real estate industry. Real estate investing involves special risks, including interest rate fluctuation, credit risk, liquidity risk and the impact of varied economic conditions on real estate values and occupancy rates. Some real estate securities, including REITs, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects, including greater market fluctuations.

As we diligently monitor our universe of companies, their markets and portfolio activities, our experienced management team will continue to employ the same disciplined and research-driven approach to our investment management process. It has been our pleasure to serve you and we appreciate your loyalty to Adelante Funds. As always, if you have any questions or issues or you would like to make an additional purchase, you can call and talk to a shareholder services representative at 1-877-563-5327.

Sincerely,

Michael A. Torres
Chairman and President

UMB Distribution Services, LLC, Distributor

Not authorized for use unless preceded or accompanied by a current Adelante Funds Prospectus.

A message from your portfolio manager:

We are delighted to provide you with the annual report for the fiscal year ended January 31, 2006. During that period, Class Y shares of Adelante U.S. Real Estate Securities Fund (the "Fund") gained 33.51% while Class K shares gained 33.14% vs. a gain of 34.69% for the Dow Jones Wilshire REIT Index.i These results are impressive relative to the S&P 500(R) Index,ii which gained 10.38% over the same period. For the year ended December 31, 2005, Class Y shares returned 13.66% vs. 14.00% for the Dow Jones Wilshire REIT Index. Since inception (February 16, 2000) the cumulative total returns for Class Y shares, the Dow Jones Wilshire REIT Index and the S&P 500(R) Index for the period ended January 31, 2006, were 233.05%, 240.62% and 0.33%, respectively, and for the period ended December 31, 2005 were 211.22%, 216.03% and -2.26%, respectively. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS K AND CLASS Y SHARES WILL DIFFER DUE TO DIFFERENCES IN CLASS EXPENSES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-877-563-5327.

For the reporting period, REITs, as evidenced by the Dow Jones Wilshire REIT Index, delivered a sixth year of outperformance relative to broader equity benchmarks as shown above. Unlike 2004 when very few REITs produced negative total returns, in 2005, 22 out of the 93 constituents of the Dow Jones Wilshire REIT Index produced negative total returns, reflecting a greater recognition by the market of those companies more favorably positioned to produce superior performance in an improving market. We believe the strong performance in 2005 can be attributable to the continuing improvement in the underlying fundamentals of the real estate market, coupled with the continuation of strong investor demand for quality real estate assets. This has resulted in the continued rise of asset values within the real estate market.

The Fund's return for the fiscal year was primarily driven by security selection. The Fund's regional retail, office, industrial and apartment holdings all contributed significantly to the Fund's performance. The three best performing holdings were Kilroy Realty Corporation, an office owner/developer with a concentration in Southern California, up 80.11%, SL Green Realty Corporation, an office company with a strong New York presence, up 63.37% and Corporate Office Properties Trust, an office company with a strong concentration in the Mid-Atlantic States, up 62.91%.iii

With respect to sector performance, the industrial and regional retail sectors contributed the most with total returns of 43.57% and 43.36%, respectively for the year. The apartment and office sectors were close behind with returns of 40.24% and 39.08%, respectively. The strong performance in 2005 across these four sectors is a sign of the continuing real estate recovery that is being driven by steady economic growth, modest job creation and improved demand/supply fundamentals for most property sectors. The recovery in the apartment sector appears to be broader based, while the office recovery is a bit more uneven with the supply-constrained coastal markets showing the greatest strength. Regional retail's strong performance was a continuation of prior years, while the strong performance in the industrial sector reflects the improving economy. The Fund's weakest performing sector in 2005 was industrial-mixed, where the Fund's holdings were concentrated in two companies with a mix of both office and industrial properties in areas that have experienced a more moderate pace of recovery. The industrial-mixed sector still managed to return a competitive 23.74%.

The Fund continued to avoid the non-core sectors of the commercial real estate market due to their high potential for volatility. Non-core real estate sectors include factory outlet, hotel, manufactured housing and storage. Within the Dow Jones Wilshire REIT Index, these sectors comprise approximately 12.6% of the market. The decision to avoid non-core sectors held the Fund's performance down this fiscal year as factory outlets returned 40.09%, hotels returned 26.23% and storage returned 43.43%. While the Fund did miss out on these attractive returns, it did not take on the added potential risk associated with these volatile sectors. We believe this approach helped the Fund in seeking to control risk while still providing competitive returns.

Over the course of the year, the Fund's perpetual preferred positions were increased. At period end, 9.02% of the Fund was invested across six holdings with an average yield of 6.30%. This is up from 4.6% of the Fund in four holdings as of the prior fiscal year-end. While the Fund did benefit from the enhanced yield and relatively lower volatility of its preferred holdings, they did hold back the total return of the Fund. As a whole, the preferred positions returned 1.85% for the fiscal year.

Looking forward into 2006, we believe the operating performance of REITs will continue to improve, although the level of improvement may vary depending upon the property sector and geographic make-up of the portfolio owned. Finally, we believe that investor demand for REITs will continue into 2006 as improved property performance and earnings growth confirms the continuation of the real estate recovery and strong investor demand continues to push up the value of their underlying real estate assets. We also like to remind investors to consider the risks inherent in investing in REITs such as risks associated with the real estate industry, liquidity, interest rates and small market capitalization.

As always, we vigilantly analyze and monitor each REIT's premium/discount to its underlying net asset value and strive to manage the Fund to produce an attractive risk adjusted return for its investors. By doing so, we hope to provide investors the opportunity to add the diversification benefits that real estate brings to a multi-asset class portfolio.


Michael A. Torres
Chief Executive Officer, Adelante Capital Management LLC

(i) The Dow Jones Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITs) representing a variety of property types.

(ii) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

(iii) The Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, its Adviser or distributor.

The Adelante U.S. Real Estate Securities Fund is distributed by UMB Distribution Services, LLC.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

EXPENSE EXAMPLE (UNAUDITED)
FOR THE SIX MONTHS ENDED JANUARY 31, 2006

As a shareholder of the Adelante U.S. Real Estate Securities Fund (the "Fund"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.




                                            Class K                                   Class Y
----------------------------------------------------------------------------------------------------------------
                                                       Expenses                                    Expenses
                              Beginning     Ending    paid during         Beginning    Ending     paid during
                               account      account     period             account     account       period
                                value       value       8/1/05-             value       value        8/1/05-
                                8/1/05      1/31/06    1/31/06(1)          8/1/05      1/31/06     1/31/06(1)
-----------------------------------------------------------------------------------------------------------------
Actual                        $1,000.00    $1,057.70     $6.47            $1,000.00   $1,059.70       $5.02

Hypothetical
(5% return before expenses     1,000.00     1,018.71      6.34             1,000.00    1,020.12        4.93




(1) Expenses are equal to the Funds' annualized expense ratios (1.25% for Class K and 0.97% for Class Y), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

                         Growth of a $10,000 Investment


[CHART]
                   Adelante U.S. Real
                 Estate Securities Fund                       Dow Jones Wilshire
                        Class K               S&P,500              REIT Index

02/16/00               10,000.00             10,000.00            10,000.00
02/29/00               10,020.00              9,751.07             9,956.80
03/31/00               10,500.00             10,705.02            10,351.59
04/30/00               11,200.00             10,382.90            11,085.51
05/31/00               11,380.00             10,169.85            11,227.30
06/30/00               11,777.76             10,420.53            11,508.09
07/31/00               12,857.73             10,257.66            12,590.54
08/31/00               12,338.12             10,894.76            12,118.90
09/30/00               12,898.06             10,319.63            12,583.78
10/31/00               12,228.97             10,275.98            12,044.32
11/30/00               12,517.19              9,465.82            12,293.51
12/31/00               13,331.91              9,512.11            13,165.62
01/31/01               13,133.08              9,849.60            13,160.88
02/28/01               12,955.18              8,951.51            12,943.59
03/31/01               12,985.73              8,384.43            13,028.89
04/30/01               13,218.75              9,035.99            13,310.83
05/31/01               13,483.55              9,096.53            13,634.95
06/30/01               14,302.01              8,875.12            14,442.55
07/31/01               14,045.28              8,787.79            14,152.26
08/31/01               14,612.22              8,237.67            14,715.23
09/30/01               14,287.46              7,572.48            14,073.94
10/31/01               13,701.65              7,716.89            13,572.91
11/30/01               14,406.80              8,308.85            14,392.17
12/31/01               14,782.23              8,381.63            14,760.03
01/31/02               14,578.96              8,259.35            14,701.73
02/28/02               14,838.69              8,100.11            15,023.55
03/31/02               15,767.74              8,404.75            15,995.13
04/30/02               15,790.51              7,895.17            16,082.78
05/31/02               16,097.90              7,836.98            16,297.81
06/30/02               16,576.93              7,278.68            16,730.68
07/31/02               15,726.24              6,711.30            15,824.88
08/31/02               15,933.16              6,755.40            15,838.64
09/30/02               15,351.13              6,021.22            15,212.23
10/31/02               14,607.96              6,551.21            14,395.48
11/30/02               15,258.23              6,936.81            15,083.59
12/31/02               15,482.75              6,529.27            15,289.33
01/31/03               15,057.92              6,358.21            14,844.10
02/28/03               15,411.95              6,262.83            15,114.56
03/31/03               15,782.49              6,323.58            15,482.45
04/30/03               16,294.29              6,844.65            16,079.14
05/31/03               17,056.04              7,205.36            16,989.22
06/30/03               17,438.10              7,297.30            17,356.02
07/31/03               18,255.33              7,425.73            18,279.19
08/31/03               18,411.56              7,570.53            18,431.45
09/30/03               18,954.40              7,490.14            19,079.87
10/31/03               19,209.23              7,913.85            19,363.02
11/30/03               20,022.26              7,983.49            20,216.15
12/31/03               20,510.33              8,402.16            20,822.23
01/31/04               21,263.11              8,556.39            21,655.54
02/29/04               21,658.02              8,675.30            22,015.02
03/31/04               22,897.58              8,544.43            23,338.12
04/30/04               19,684.97              8,410.29            19,921.42
05/31/04               21,099.02              8,525.99            21,443.42
06/30/04               21,650.93              8,691.51            22,073.85
07/31/04               21,838.22              8,403.82            22,186.87
08/31/04               23,486.39              8,437.83            24,018.17
09/30/04               23,353.22              8,529.21            23,904.33
10/31/04               24,735.07              8,659.51            25,231.02
11/30/04               25,727.49              9,009.89            26,360.36
12/31/04               26,899.71              9,316.49            27,728.46
01/31/05               24,494.04              9,089.38            25,293.90
02/28/05               25,300.49              9,280.67            26,083.74
03/31/05               24,808.36              9,116.35            25,726.39
04/30/05               26,382.85              8,943.43            27,244.25
05/31/05               27,341.23              9,228.02            28,140.59
06/30/05               28,717.57              9,241.12            29,620.78
07/31/05               30,831.58              9,584.77            31,886.48
08/31/05               29,609.85              9,497.33            30,695.52
09/30/05               29,814.67              9,574.21            30,832.11
10/31/05               29,167.42              9,414.60            30,169.53
11/30/05               30,461.92              9,770.68            31,568.82
12/31/05               30,474.11              9,774.04            31,603.33
01/31/06               32,612                10,033               34,062



[CHART]

                   Adelante U.S. Real
                 Estate Securities Fund                       Dow Jones Wilshire
                        Class Y               S&P,500              REIT Index

02/16/00               10,000.00             10,000.00             10,000.00
02/29/00               10,020.00              9,751.07              9,956.80
03/31/00               10,500.00             10,705.02             10,351.59
04/30/00               11,210.00             10,382.90             11,085.51
05/31/00               11,380.00             10,169.85             11,227.30
06/30/00               11,782.21             10,420.53             11,508.09
07/31/00               12,863.52             10,257.66             12,590.54
08/31/00               12,353.47             10,894.76             12,118.90
09/30/00               12,917.10             10,319.63             12,583.78
10/31/00               12,256.80             10,275.98             12,044.32
11/30/00               12,545.68              9,465.82             12,293.51
12/31/00               13,357.18              9,512.11             13,165.62
01/31/01               13,166.06              9,849.60             13,160.88
02/28/01               12,985.56              8,951.51             12,943.59
03/31/01               13,011.84              8,384.43             13,028.89
04/30/01               13,259.17              9,035.99             13,310.83
05/31/01               13,528.01              9,096.53             13,634.95
06/30/01               14,356.81              8,875.12             14,442.55
07/31/01               14,107.03              8,787.79             14,152.26
08/31/01               14,693.47              8,237.67             14,715.23
09/30/01               14,357.71              7,572.48             14,073.94
10/31/01               13,774.16              7,716.89             13,572.91
11/30/01               14,489.84              8,308.85             14,392.17
12/31/01               14,872.44              8,381.63             14,760.03
01/31/02               14,665.88              8,259.35             14,701.73
02/28/02               14,941.30              8,100.11             15,023.55
03/31/02               15,890.26              8,404.75             15,995.13
04/30/02               15,924.98              7,895.17             16,082.78
05/31/02               16,237.46              7,836.98             16,297.81
06/30/02               16,713.31              7,278.68             16,730.68
07/31/02               15,871.80              6,711.30             15,824.88
08/31/02               16,082.18              6,755.40             15,838.64
09/30/02               15,490.44              6,021.22             15,212.23
10/31/02               14,734.81              6,551.21             14,395.48
11/30/02               15,395.99              6,936.81             15,083.59
12/31/02               15,627.92              6,529.27             15,289.33
01/31/03               15,206.84              6,358.21             14,844.10
02/28/03               15,567.76              6,262.83             15,114.56
03/31/03               15,946.57              6,323.58             15,482.45
04/30/03               16,480.55              6,844.65             16,079.14
05/31/03               17,257.25              7,205.36             16,989.22
06/30/03               17,651.36              7,297.30             17,356.02
07/31/03               18,484.90              7,425.73             18,279.19
08/31/03               18,644.25              7,570.53             18,431.45
09/30/03               19,208.53              7,490.14             19,079.87
10/31/03               19,468.61              7,913.85             19,363.02
11/30/03               20,310.76              7,983.49             20,216.15
12/31/03               20,806.88              8,402.16             20,822.23
01/31/04               21,575.63              8,556.39             21,655.54
02/29/04               22,004.12              8,675.30             22,015.02
03/31/04               23,245.64              8,544.43             23,338.12
04/30/04               20,000.88              8,410.29             19,921.42
05/31/04               21,433.14              8,525.99             21,443.42
06/30/04               22,011.91              8,691.51             22,073.85
07/31/04               22,190.66              8,403.82             22,186.87
08/31/04               23,888.80              8,437.83             24,018.17
09/30/04               23,757.09              8,529.21             23,904.33
10/31/04               25,158.35              8,659.51             25,231.02
11/30/04               26,186.80              9,009.89             26,360.36
12/31/04               27,382.79              9,316.49             27,728.46
01/31/05               24,945.65              9,089.38             25,293.90
02/28/05               25,758.03              9,280.67             26,083.74
03/31/05               25,274.21              9,116.35             25,726.39
04/30/05               26,874.91              8,943.43             27,244.25
05/31/05               27,857.80              9,228.02             28,140.59
06/30/05               29,274.18              9,241.12             29,620.78
07/31/05               31,429.59              9,584.77             31,886.48
08/31/05               30,218.05              9,497.33             30,695.52
09/30/05               30,423.25              9,574.21             30,832.11
10/31/05               29,772.64              9,414.60             30,169.53
11/30/05               31,116.29              9,770.68             31,568.82
12/31/05               31,122.42              9,774.04             31,603.33
01/31/06               33,305                10,033                34,062


                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED JANUARY 31, 2006


                                                          One Year            Five Year       Since Inception (2/16/00)
------------------------------------------------------------------------------------------------------------------------------
Adelante U.S. Real Estate Securities Fund  - Class K       33.14%               19.95%                 21.94%
Adelante U.S. Real Estate Securities Fund  - Class Y       33.51%               20.40%                 22.37%
S&P 500(R) Index                                           10.38%                0.37%                  0.06%
Dow Jones Wilshire REIT Index                              34.69%               20.99%                 22.84%


The line graphs shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 2/15/00 (the Fund's inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS
JANUARY 31, 2006

    Number
  of Shares                                                                          Value
------------                                                                   ---------------

                COMMON STOCKS                                          86.7%

                APARTMENTS                                             19.6%
     21,670         Archstone-Smith Trust                                      $     1,015,456
     15,900         AvalonBay Communities, Inc.                                      1,581,732
     14,610         BRE Properties, Inc.                                               729,039
      9,080         Camden Property Trust                                              591,108
      6,000         Education Realty Trust, Inc.                                        78,180
     39,270         Equity Residential                                               1,665,441
      6,960         Essex Property Trust, Inc.                                         691,685
     37,600         United Dominion Realty Trust, Inc.                                 955,416
                                                                               ---------------
                                                                                     7,308,057
                                                                               ---------------

                DIVERSIFIED/SPECIALTY                                   7.3%
      3,890         Colonial Properties Trust                                          179,796
      8,200         Crescent Real Estate Equities Company                              173,758
     25,210         Vornado Realty Trust                                             2,227,051
      3,940         Washington Real Estate Investment Trust                            129,941
                                                                               ---------------
                                                                                     2,710,546
                                                                               ---------------

                INDUSTRIAL                                              8.0%
     21,370         AMB Property Corporation                                         1,115,514
     36,480         ProLogis                                                         1,868,506
                                                                               ---------------
                                                                                     2,984,020
                                                                               ---------------

                INDUSTRIAL MIXED                                        1.3%
      4,880         Duke Realty Corporation                                            177,046
      6,890         Liberty Property Trust                                             311,841
                                                                               ---------------
                                                                                       488,887
                                                                               ---------------

                OFFICE                                                 20.6%
      5,010         Alexandria Real Estate Equities, Inc.                              442,132
      7,100         American Financial Realty Trust                                     88,253
     15,120         Arden Realty, Inc.                                                 682,970
      7,100         BioMed Realty Trust, Inc.                                          190,493
     18,300         Boston Properties, Inc.                                          1,432,158
     11,489         Brandywine Realty Trust                                            361,329
      7,200         CarrAmerica Realty Corporation                                     264,960
     12,900         Cogdell Spencer, Inc.                                              240,585
     27,100         Corporate Office Properties Trust                                1,097,279
     42,309         Equity Office Properties Trust                                   1,346,272
      5,390         Kilroy Realty Corporation                                          364,310
      7,390         Mack-Cali Realty Corporation                                       330,481
      2,500         Maguire Properties, Inc.                                            84,500
      8,740         SL Green Realty Corporation                                        734,510
                                                                               ---------------
                                                                                     7,660,232
                                                                               ---------------

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JANUARY 31, 2006

    Number
  of Shares                                                                          Value
------------                                                                   ---------------

                RETAIL - LOCAL                                         11.7%
     21,700         Acadia Realty Trust                                        $       462,861
     18,200         Cedar Shopping Centers, Inc.                                       269,178
     11,090         Developers Diversified Realty Corporation                          546,293
      7,040         Federal Realty Investment Trust                                    470,413
      9,840         Kimco Realty Corporation                                           345,286
     16,810         Pan Pacific Retail Properties, Inc.                              1,163,252
      8,030         Regency Centers Corporation                                        517,534
     14,000         Weingarten Realty Investors                                        567,420
                                                                               ---------------
                                                                                     4,342,237
                                                                               ---------------

                RETAIL - REGIONAL                                      16.8%
      7,740         CBL & Associates Properties, Inc.                                  327,557
     14,310         General Growth Properties, Inc.                                    738,396
     16,590         The Macerich Company                                             1,203,936
     33,490         Simon Property Group, Inc.                                       2,774,312
     32,100         Taubman Centers, Inc.                                            1,205,355
                                                                               ---------------
                                                                                     6,249,556
                                                                               ---------------

                TRIPLE-NET LEASE                                        1.4%
     33,000         Newkirk Realty Trust, Inc.                                         517,770
                                                                               ---------------

                TOTAL COMMON STOCKS (COST $16,352,774)                              32,261,305
                                                                               ---------------

                PREFERRED STOCKS                                        9.0%
     12,400         Developers Diversified Realty
                      Corporation, Series G                                            320,044
     15,500         Lexington Corporate Properties Trust, Series B                     391,375
     32,500         Mills Corporation, Series G                                        791,375
     25,000         SL Green Realty Corporation, Series D                              634,000
     14,400         Taubman Centers, Inc., Series G                                    366,048
     35,800         Vornado Realty Trust, Series I                                     853,830
                                                                               ---------------
                                                                                     3,356,672
                                                                               ---------------

                TOTAL PREFERRED STOCKS (COST $3,360,760)                             3,356,672
                                                                               ---------------


                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JANUARY 31, 2006

    Number
  of Shares                                                                          Value
------------                                                                   ---------------

  2,166,509     SHORT-TERM INVESTMENT                                   5.8%
                    UMB Bank Money Market Fiduciary                            $     2,166,509
                                                                               ---------------

                TOTAL SHORT-TERM INVESTMENT (COST $2,166,509)                        2,166,509
                                                                               ---------------

                TOTAL INVESTMENTS (COST $21,880,043)                  101.5%        37,784,486

                LIABILITIES LESS OTHER ASSETS                         (1.5)%          (565,898)
                                                                               ---------------

                NET ASSETS                                            100.0%   $    37,218,588
                                                                               ===============

 See notes to the financial statements.


                          SECTOR BREAKDOWN (UNAUDITED)
                                JANUARY 31, 2006

                                     [CHART]

Office 20%

Apartments 19%

Retail - Regional 17%

Retail - Local 12%

Preferred Stocks 9%

Industrial 8%

Diversified/Specialty 7%

Short-Term Investment 6%

Industrial Mixed 1%

Triple-Net Lease 1%

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2006

ASSETS:

          Investments, at value (cost $21,880,043)                       $            37,784,486
          Interest and dividends receivable                                               51,212
          Receivable for capital stock sold                                               35,951
          Due from adviser                                                                18,786
          Prepaid expenses                                                                29,966
                                                                         -----------------------

          Total assets                                                                37,920,401
                                                                         -----------------------

LIABILITIES:
          Payable for investments purchased                                              630,795
          Distribution fee payable                                                           167
          Other accrued expenses                                                          70,851
                                                                         -----------------------

          Total liabilities                                                              701,813
                                                                         -----------------------

NET ASSETS                                                               $            37,218,588
                                                                         =======================

NET ASSETS CONSIST OF:
          Paid-in-capital                                                $            20,065,566
          Distributions in excess of net investment income                              (156,604)
          Accumulated undistributed net realized gain on investments                   1,405,183
          Net unrealized appreciation on investments                                  15,904,443
                                                                         -----------------------

NET ASSETS                                                               $            37,218,588
                                                                         =======================

SHARES OUTSTANDING, $0.0001 PAR VALUE
          (UNLIMITED SHARES AUTHORIZED)
          CLASS K                                                                        836,370
          CLASS Y                                                                      1,124,424

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
          CLASS K                                                        $                 19.07
                                                                         =======================
          CLASS Y                                                        $                 18.92
                                                                         =======================

 See notes to financial statements.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 2006


INVESTMENT INCOME:
          Dividends                                                           $             1,484,016
          Interest                                                                             14,543
                                                                              -----------------------

          Total investment income                                                           1,498,559
                                                                              -----------------------

EXPENSES:
          Investment advisory fees (see note 6)                                               278,573
          Professional fees                                                                   159,561
          Shareholder servicing fees                                                           83,837
          Administration and accounting fees                                                   67,520
          Trustees' fees and expenses                                                          45,085
          Insurance expense                                                                    44,949
          Distribution fees (see note 6)                                                       40,180
          Reports to shareholders                                                              33,898
          Federal and state registration fees                                                  25,623
          Custody fees                                                                         12,446
          Other expenses                                                                        4,792
                                                                              -----------------------

          Total expenses before waiver and reimbursement of expenses                          796,464

          Less:  Waiver and reimbursement of expenses                                        (413,691)
                                                                              -----------------------

          Net expenses                                                                        382,773
                                                                              -----------------------

NET INVESTMENT INCOME                                                                       1,115,786
                                                                              -----------------------

REALIZED AND UNREALIZED GAIN:
          Net realized gain on investments                                                  4,512,286
          Net change in unrealized appreciation on investments                              4,471,695
                                                                              -----------------------
          Net gain on investments                                                           8,983,981

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                     $            10,099,767
                                                                              =======================


 See notes to financial statements.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                     YEAR ENDED
                                                                         YEAR ENDED               JANUARY 31, 2005
                                                                      JANUARY 31, 2006         (RESTATED - SEE NOTE 2)
                                                                      ----------------         -----------------------
OPERATIONS:
  Net investment income                                                $     1,115,786           $     1,560,408
  Net realized gain on investments                                           4,512,286                 5,908,577
  Change in unrealized appreciation (depreciation)
   on investments                                                            4,471,695                  (229,017)
                                                                       ---------------           ---------------
    Net increase in net assets resulting from operations                    10,099,767                 7,239,968
                                                                       ---------------           ---------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares
    Class K shares                                                           4,764,475                 6,727,380
    Class Y shares                                                           7,394,791                 5,902,457
  Shares issued to shareholders in reinvestment of distributions
    Class K shares                                                           3,151,868                 2,445,915
    Class Y shares                                                           3,706,050                 1,701,860
  Payments for shares redeemed
    Class K shares                                                         (11,799,501)              (22,147,955)
    Class Y shares                                                          (6,841,278)               (9,712,484)
                                                                       ---------------           ---------------
    Net increase (decrease) from capital share transactions                    376,405               (15,082,827)
                                                                       ---------------           ---------------
DISTRIBUTIONS PAID FROM:
  Net investment income
    Class K shares                                                            (196,860)                 (729,340)
    Class Y shares                                                            (289,495)                 (542,292)
  Net realized gains
    Class K shares                                                          (2,974,010)               (1,728,187)
    Class Y shares                                                          (3,727,251)               (1,305,474)
                                                                       ---------------           ---------------
    Total distributions                                                     (7,187,616)               (4,305,293)
                                                                       ---------------           ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,288,556               (12,148,152)

NET ASSETS:
  Beginning of year                                                         33,930,032                46,078,184
                                                                       ---------------           ---------------


  End of year                                                          $    37,218,588           $    33,930,032
                                                                       ===============           ===============


See notes to financial statements.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE YEAR.
                                               CLASS K          CLASS K          CLASS K            CLASS K           CLASS K
------------------------------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                          JANUARY 31, 2006  JANUARY 31, 2005  JANUARY 31, 2004   JANUARY 31, 2003  JANUARY 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR        $       17.92     $       17.23     $        12.76     $       12.91     $       12.55
                                          ----------------  ----------------  -----------------  ----------------  ----------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.57              0.65(1)            0.61(1)           0.59(1)           0.65(1)
  Net realized and unrealized gain/(loss)
       on investments                              5.05              2.09(1)            4.55(1)          (0.14)(1)          0.71(1)
                                          ----------------  ----------------  -----------------  ----------------  ----------------

      Total from investment operations             5.62              2.74               5.16              0.45              1.36
                                          ----------------  ----------------  -----------------  ----------------  ----------------

 DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income            (0.26)            (0.52)             (0.58)            (0.55)            (0.66)
  Distributions from capital gains                (4.21)            (1.53)             (0.11)            (0.05)            (0.34)
                                          ----------------  ----------------  -----------------  ----------------  ----------------

      Total distributions                         (4.47)            (2.05)             (0.69)            (0.60)            (1.00)
                                          ----------------  ----------------  -----------------  ----------------  ----------------

NET ASSET VALUE, END OF YEAR              $       19.07     $       17.92     $        17.23     $       12.76     $       12.91
                                          ================  ================  =================  ================  ================

TOTAL RETURN                                     33.14%            15.19%             41.21%             3.29%            11.01%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year                 $  15,947,297     $  18,350,017     $   28,984,996     $  18,727,963     $  13,364,481
  Ratio of expenses to average net assets         1.25%             1.25%              1.25%             1.25%             1.25%
  Ratio of expenses before waivers to
    average net assets                            2.55%             2.10%              2.23%             2.75%             2.96%
  Ratio of net investment income to
    average net assets                            3.05%             3.38%(1)           4.01%(1)          4.50%(1)          5.05%(1)
  Ratio of net investment income before
    waivers to average net assets                 1.75%             2.54%(1)           3.04%(1)          3.00%(1)          3.34%(1)
  Portfolio turnover rate                           31%               32%                15%               30%               54%




(1) As restated. See Note 2 of Notes to Financial Statements.

See notes to financial statements.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND


FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE YEAR.
                                               CLASS Y          CLASS Y          CLASS Y            CLASS Y           CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                          JANUARY 31, 2006  JANUARY 31, 2005  JANUARY 31, 2004   JANUARY 31, 2003  JANUARY 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR        $       17.81     $       17.12     $        12.64     $        12.78    $       12.40
                                          ----------------  ----------------  -----------------  ----------------  ----------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.65              0.67(1)            0.64(1)           0.61(1)           0.75(1)
  Net realized and unrealized gain/(loss)
       on investments                              4.99              2.12(1)            4.55(1)          (0.11)(1)          0.64(1)
                                          ----------------  ----------------  -----------------  ----------------  ----------------

      Total from investment operations             5.64              2.79               5.19              0.50              1.39
                                          ----------------  ----------------  -----------------  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income            (0.32)            (0.57)             (0.60)            (0.59)            (0.67)
  Distributions from capital gains                (4.21)            (1.53)             (0.11)            (0.05)            (0.34)
                                          ----------------  ----------------  -----------------  ----------------  ----------------

      Total distributions                         (4.53)            (2.10)             (0.71)            (0.64)            (1.01)
                                          ----------------  ----------------  -----------------  ----------------  ----------------

NET ASSET VALUE, END OF YEAR              $       18.92     $       17.81     $        17.12     $       12.64     $       12.78
                                          ================  ================  =================  ================  ================

TOTAL RETURN                                     33.51%            15.62%             41.88%             3.69%            11.39%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year                 $  21,271,291     $  15,580,015     $   17,093,188     $   6,418,537     $   3,520,190
  Ratio of expenses to average net assets         0.97%             0.97%              0.97%             0.97%             0.97%
  Ratio of expenses before waivers to
      average net assets                          2.05%             1.88%              2.06%             2.90%             3.85%
  Ratio of net investment income to
      average net assets                          3.32%             3.68%(1)           4.27%(1)          4.87%(1)          5.32%(1)
  Ratio of net investment income before
      waivers to average net assets               2.24%             2.78%(1)           3.19%(1)          2.94%(1)          2.45%(1)
  Portfolio turnover rate                           31%               32%                15%               30%               54%


(1) As restated. See Note 2 of Notes to Financial Statements.

 See notes to financial statements.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2006
1.       ORGANIZATION

         Adelante Funds (the "Trust") was organized on October 28, 1999 as a Delaware business trust and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust currently consists of one investment portfolio: Adelante U.S. Real Estate Securities Fund (the "Fund"). The Fund was formerly known as Lend Lease U.S. Real Estate Securities Fund. The Fund is a non-diversified portfolio of the Trust and is authorized to issue three classes of shares: Class A, Class K and Class Y. The Fund's share classes differ in terms of sales charges, fees and eligibility requirements. The Fund's Class K and Class Y shares commenced operations on February 16, 2000. As of January 31, 2006, the Fund's Class K and Class Y shares are outstanding. Adelante Capital Management LLC (the "Adviser") is the Fund's investment adviser.

2.       RESTATEMENT

         In preparing the 2006 financial statements, management determined that in prior years it had misclassified returns of capital on distributions received from REIT securities held in the fund portfolio by recording these returns of capital as income rather than as an adjustment to the cost of the security. This misclassification had no impact on amounts previously reported for net asset value, distributions paid, amounts of income reported to shareholders, total return, portfolio turnover rate, security valuation, or net change in net assets from operations. These financial statements have been restated to reclassify amounts reported for net investment income, net realized gain and change in unrealized appreciation/(depreciation) on investments in the Statement of Changes in Net Assets for the year ended December 31, 2005, and for the net investment income per share, net realized and unrealized gain/(loss) on investments per share, the ratio of net investment income to average net assets, and the ratio of net investment income before waivers to average net assets for the years ended January 31, 2005, 2004, 2003 and 2002 in the Financial Highlights.

         The amounts before and after the restatement are shown in the table below:


                                                                 AS ORIGINALLY REPORTED            RESTATED
                                                                 ----------------------    ----------------------
         STATEMENT OF CHANGES IN NET ASSETS -
         YEAR ENDED JANUARY 31, 2005
         Net investment income                                         $1,884,877                 $1,560,408
         Net realized gain on investments                               5,647,142                  5,908,577
         Change in unrealized appreciation on
            investments                                                  (292,051)                  (229,017)
                                                                 ----------------------    ----------------------
            Net increase in net assets from operations                 $7,239,968                 $7,239,968


                                                                 AS ORIGINALLY REPORTED            RESTATED
                                                                 ----------------------    ----------------------
         FINANCIAL HIGHLIGHTS
         CLASS K SHARES
         Net investment income per share:            2005             $      0.92                $      0.65
                                                     2004             $      0.70                $      0.61
                                                     2003             $      0.64                $      0.59
                                                     2002             $      0.70                $      0.65

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2006


                                                                 AS ORIGINALLY REPORTED            RESTATED
                                                                 ----------------------    ----------------------
         Net realized and unrealized gain/(loss)
            on investments per share:                2005             $      1.82                $      2.09
                                                     2004             $      4.46                $      4.55
                                                     2003             $     (0.19)               $     (0.14)
                                                     2002             $      0.66                $      0.71

         Ratio of net investment income
            to average net assets:                   2005                   4.11%                      3.38%
                                                     2004                   4.75%                      4.01%
                                                     2003                   5.21%                      4.50%
                                                     2002                   5.54%                      5.05%

         Ratio of net investment income
            before waivers to average
            net assets:                              2005                   3.26%                      2.54%
                                                     2004                   3.77%                      3.04%
                                                     2003                   3.71%                      3.00%
                                                     2002                   3.83%                      3.34%

                                                                 AS ORIGINALLY REPORTED            RESTATED
                                                                 ----------------------    ----------------------
         FINANCIAL HIGHLIGHTS
         CLASS Y SHARES
         Net investment income per share:            2005             $      0.83                $      0.67
                                                     2004             $      0.70                $      0.64
                                                     2003             $      0.67                $      0.61
                                                     2002             $      0.74                $      0.75

         Net realized and unrealized gain/(loss)
            on investments per share:                2005             $      1.96                $      2.12
                                                     2004             $      4.49                $      4.55
                                                     2003             $     (0.17)               $     (0.11)
                                                     2002             $      0.65                $      0.64

         Ratio of net investment income
            to average net assets:                   2005                   4.41%                      3.68%
                                                     2004                   5.01%                      4.27%
                                                     2003                   5.58%                      4.87%
                                                     2002                   5.82%                      5.32%

         Ratio of net investment income
            before waivers to average
            net assets:                              2005                   3.50%                      2.78%
                                                     2004                   3.92%                      3.19%
                                                     2003                   3.65%                      2.94%
                                                     2002                   2.94%                      2.45%

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2006

3.       SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

         INVESTMENT VALUATION - In connection with the determination of the Fund's net asset value, securities that are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

         FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision has been made.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

         Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at January 31, 2006, reclassifications were recorded to increase accumulated undistributed net realized gain on investments by $478,284 and decrease undistributed net investment income by $478,284.

         EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative shares outstanding.

         INDEMNIFICATIONS - Under the Fund's organizational documents, their officers and trustees are indemnified

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2006

         against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

4.       CAPITAL TRANSACTIONS

         Transactions of the Fund were as follows:

                                                      YEAR ENDED                              YEAR ENDED
                                                   JANUARY 31, 2006                        JANUARY 31, 2005
                                           -------------------------------         -------------------------------
         CLASS K SHARES:                       SHARES          DOLLARS                 SHARES          DOLLARS

         Shares sold                          238,576       $   4,764,475             364,900      $   6,727,380
         Shares issued to holders in
            reinvestment of dividends
            and capital gains                 175,630           3,151,868             126,964          2,445,915
         Shares redeemed                     (601,727)        (11,799,501)         (1,150,691)       (22,147,955)
                                          --------------    --------------       --------------    --------------
         Net (decrease)                      (187,521)      $  (3,883,158)           (658,827)     $ (12,974,660)
                                          --------------    --------------       --------------    --------------


                                                      YEAR ENDED                              YEAR ENDED
                                                   JANUARY 31, 2006                        JANUARY 31, 2005
                                           -------------------------------         -------------------------------
         CLASS Y SHARES:                       SHARES          DOLLARS                 SHARES          DOLLARS

         Shares sold                          378,752       $   7,394,791             329,854      $   5,902,457
         Shares issued to holders in
            reinvestment of dividends
            and capital gains                 207,965           3,706,050              88,791          1,701,860
         Shares redeemed                     (337,323)         (6,841,278)           (541,849)        (9,712,484)
                                          --------------    --------------       --------------    --------------

         Net increase/(decrease)              249,394       $   4,259,563            (123,204)     $  (2,108,167)
                                          --------------    --------------       --------------    --------------

         Net decrease from
            capital share transactions        (61,873)      $    (376,405)           (782,031)     $ (15,082,827)
                                          ==============    ==============       ==============    ==============

5.       INVESTMENT TRANSACTIONS

         Purchases and sales of securities for the Fund, excluding short-term investments, for the year ended January 31, 2006 were $10,722,823 and $17,443,966, respectively. There were no purchases or sales of U.S. Government securities for the year ended January 31, 2006.

6.       INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund's average daily net assets at the annual rate of 0.80% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the Fund to 1.25% and 0.97%, respectively, through January 31, 2007, subject to later reimbursement by

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2006


         the Fund in certain circumstances. The expense limitation has been renewed through August 25, 2007. The Adviser has contractually agreed that in the event that the foregoing Fund expense limitation is not renewed, the Adviser will limit the Fund's Class K and Class Y shares total annual fund operating expense to 2.25% through January 31, 2011. During the year ended January 31, 2006, the Adviser waived investment advisory fees for the Fund of $278,573. As of January 31, 2006, the Adviser is required to make additional reimbursement to the Fund in the amount of $18,786. The Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fundexpenses, including such recouped amounts, do not exceed the stated expense limitations. During the twelve months ended January 31, 2006, the Adviser did not recoup any expenses. At January 31, 2006, the following amounts are subject to recoupment through January 31, 2007, January 31, 2008, and January 31, 2009, respectively.

                                 Expires                   Expires                    Expires
                            January 31, 2009          January 31, 2008           January 31, 2007
                            ----------------          ----------------           ----------------
         Class K                $210,222                  $231,228                   $233,176
         Class Y                 203,469                   156,695                    130,809

         Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution for the Class K shares of the Fund (the "Plan") which permits the Fund to pay for certain expenses associated with the distribution of its Class K shares and for services provided to its Class K shareholders. Under the Plan, the Fund's Class K shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the year ended January 31, 2006, the Fund incurred distribution expenses of $40,180.

7.       INVESTMENT RISKS

         As an investor in real estate investment trusts and other public companies in the real estate industry, the Fund is subject to certain risks generally incidental to the development, ownership and management of real property. These risks include the cyclical nature of real estate markets; changes in general economic, business and credit conditions, including interest rate levels and availability of financing; applicable federal, state, and local regulations; changes in availability and cost of insurance; increases in the costs of labor and materials; material shortages; strikes; changes in market rental rates; competition for tenants; the bankruptcy or insolvency of tenants; and potential liability under environmental and other laws.

8.       FEDERAL INCOME TAX INFORMATION

         At January 31, 2006, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes was as follows:

         Cost of investments                                $        22,002,681
                                                            ===================

         Gross unrealized appreciation                      $        15,846,454
         Gross unrealized depreciation                                  (64,649)
                                                            -------------------
         Net unrealized appreciation on investments         $        15,781,805
                                                            ===================

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and return of capital distributions from investments.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2006

         The tax basis of components of distributable net earnings at January 31, 2006 were as follows:


         Undistributed ordinary income                      $           213,542
         Accumulated capital and other losses                         1,157,675
         Unrealized appreciation                                     15,781,805

         Total accumulated earnings                         $        17,153,022
                                                            ===================

         The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral from return of capital adjustments from real estate investment trusts and losses on wash sales. The differences between book-basis and tax-basis undistributed ordinary income are attributable primarily to the timing difference in recognizing return of capital adjustments and to differences in the character of distributable earnings.

         The tax components of distributions paid during the fiscal years ending January 31, 2006 and January 31, 2005 were as follows:

                                               Year Ended         Year Ended
                                            January 31, 2006   January 31, 2005
                                            ----------------   -----------------

         Distributions paid from:
            Ordinary income                 $      1,076,261   $       1,903,042
            Net long-term capital gains            5,988,988           2,267,646
            Unrecaptured section 1250 gain           122,367             134,605
                                            ----------------   -----------------
         Total distributions paid           $      7,187,616   $       4,305,293
                                            ================   =================

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

TAX DESIGNATION (UNAUDITED)

The Fund hereby designates $6,111,355 as long-term capital gain distributions for the purpose of the dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the "Code"), the Fund designates up to a maximum of $48,590 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended January 31, 2006. In the beginning of 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-877-563-5327 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005, will be available without charge, upon request, by calling 1-877-563-5327 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS (UNAUDITED)

The Fund will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Adelante U.S. Real Estate Securities Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Adelante U.S. Real Estate Securities Fund (the "Fund") at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2, the financial statements have been restated for the years ended prior to 2006.



/S/PRICEWATERHOUSECOOPERS LLP

San Francisco, California
March 30, 2006

ADELANTE U.S. REAL ESTATE SECURITIES FUND
FUND TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL OCCUPATION     NUMBER OF FUNDS  THER DIRECTORSHIPS
                                              CURRENT POSITION HELD       DURING THE PAST       OVERSEEN WITHIN      HELD OUTSIDE
 NAME/BIRTH DATE             ADDRESS              WITH THE FUND              FIVE YEARS         THE FUND COMPLEX  THE FUND COMPLEX

 William J. Klipp  555 12th Street, Suite 2100       Trustee              Private investor                1           Director of
 12/9/1955              Oakland, CA 94607          since 2000              (2000-present);                          Assetmark Funds
                                                                        President and Chief
                                                                         Operating Officer,
                                                                     Charles Schwab Investment
                                                                        Management, Inc., an
                                                                        investment advisory
                                                                          firm (1995-1999);
                                                                     Executive Vice President,
                                                                     Schwab Funds(R) and
                                                                       Charles Schwab & Co.,
                                                                        Inc., a financial
                                                                         services company
                                                                            (1995-1999).

------------------------------------------------------------------------------------------------------------------------------------
 Scott MacKillop   555 12th Street, Suite 2100       Trustee             President, U.S.                  1         Prima Capital
 5/2/1951                Oakland, CA 94607          since 2002         Fiduciary Services,                          Holdings, Inc.
                                                                      managed account and
                                                                      consulting service to
                                                                        financial institutions
                                                                    and advisors (2004-present);
                                                                  President and Principal,
                                                                     Trivium Consulting, LLC,
                                                                    consultant to financial
                                                                      service organizations
                                                                       (2001-2004); President
                                                                       (1999-2000); Executive
                                                                      Vice President and Chief
                                                                   Operating Officer (1997-1999);
                                                                       Portfolio Management
                                                                  Consultants, Inc., consulting
                                                                     to financial advisors
                                                                and institutions; President,
                                                                  ADAM Investment Services, Inc.,
                                                                  consulting to financial
                                                                 advisors and institutions
                                                                          (1997-2000).

------------------------------------------------------------------------------------------------------------------------------------
Kevin Malone        Greenrock Research, Inc.         Trustee         President and Founder,               1              None
 7/3/1947             231 West 22nd Street         since 2000       Greenrock Research, Inc.,
                      Oak Brook, IL 60523                            consultant to financial
                                                                      service organizations
                                                                          (1996-present).

INTERESTED TRUSTEE* AND OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Torres      555 12th Street,    Chairman of the Board and  Chief Executive Officer,            1       Marketocracy, Inc.
 6/21/1960              Suite 2100       President since 2002, Vice  Adelante Capital Management
                      Oakland, CA 94607       President 2000-2002       LLC, an investment
                                                                          advisory firm
                                                                      (2002-present); President
                                                                    and Co-President, Lend
                                                                      Lease Rosen Real Estate
                                                                    Securities LLC (1998-2002);
                                                                    President and Co-President,
                                                                       ERE Rosen Real Estate
                                                                   Securities, LLC, an investment
                                                                     advisory firm (1997-1998);
                                                                      Director, AMB Rosen Real
                                                                     Estate Securities, LLC, an
                                                                      investment advisory firm
                                                                            (1995-1997).

ADELANTE U.S. REAL ESTATE SECURITIES FUND
FUND TRUSTEE AND OFFICER INFORMATION (CONTINUED)

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL OCCUPATION    NUMBER OF FUNDS  OTHER DIRECTORSHIPS
                                              CURRENT POSITION HELD       DURING THE PAST       OVERSEEN WITHIN      HELD OUTSIDE
 NAME/BIRTH DATE             ADDRESS              WITH THE FUND              FIVE YEARS         THE FUND COMPLEX   THE FUND COMPLEX

Mark A. Hoopes           555 12th Street,  Vice President since 2000,  Chief Compliance Officer,          1             None
 3/31/1964                 Suite 2100        Treasurer since 2003,       Adelante Capital
                        Oakland, CA 94607  Chief Compliance Officer   Management LLC, an
                                                   since 2004         investment advisory firm
                                                                        (2004-present); Principal
                                                                        (2002-2004); Vice
                                                                    President (2000-2001), Lend
                                                                   Lease Real Estate Investments,
                                                                   Inc.; Account Director, Mutual
                                                                    Fund Services Division, SEI
                                                                   Investments, Inc. (1994-2000).


Mark J. Nuti       555 12th Street, Suite 2100      Secretary    Chief Operating Officer, Adelante        1            None
 3/29/1958              Oakland, CA 94607          since 2003         Capital Management LLC,
                                                                    an investment advisory firm
                                                                       (2004-present); Chief
                                                                      Operating Officer, Lend
                                                                      Lease Rosen Real Estate
                                                                   Securities LLC, an investment
                                                                     advisory firm (2003-2004);
                                                                  Director, Senior Vice President
                                                                    and Chief Operating Officer,
                                                                     Jurika & Voyles, L.P., an
                                                                      investment advisory firm
                                                                            (1999-2003).


* Mr. Torres is an "interested person" of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Adelante Capital Management LLC, the Adviser for the Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust's President, Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees. Additional information about the Trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-877-563-5327.

                    ADELANTE U.S. REAL ESTATE SECURITIES FUND

TRUSTEES                                       William J. Klipp
                                               Scott MacKillop
                                               Kevin Malone
                                               Michael A. Torres

INVESTMENT ADVISER                             ADELANTE CAPITAL MANAGEMENT LLC
                                               555 12th Street, Suite 2100
                                               Oakland, CA  94607

ADMINISTRATOR AND                              UMB FUND SERVICES, INC.
FUND ACCOUNTANT                                803 West Michigan Street, Suite A
                                               Milwaukee, WI 53233

CUSTODIAN                                      UMB BANK, N.A.
                                               928 Grand Boulevard
                                               Kansas City, MO  64106

INDEPENDENT REGISTERED PUBLIC                  PRICEWATERHOUSECOOPERS LLP
ACCOUNTING FIRM                                Three Embarcadero Center
                                               San Francisco, CA  94111

LEGAL COUNSEL                                  GOODWIN PROCTER LLP
                                               Exchange Place
                                               Boston, MA 02109

DISTRIBUTOR                                    UMB DISTRIBUTION SERVICES, LLC
                                               803 West Michigan Street, Suite A
                                               Milwaukee, WI 53233

DIVIDEND-DISBURSING                            UMB FUND SERVICES, INC.
AND TRANSFER AGENT                             c/o Adelante Funds
                                               803 West Michigan Street, Suite A
                                               Milwaukee, WI 53233

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF ADELANTE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE ADELANTE U.S. REAL ESTATE SECURITIES FUND. THE PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING FEES AND EXPENSES, THE INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE FUND. READ THE PROSPECTUS CAREFULLY.

                                                                     LE 410 0106

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Code is available free of charge upon request by calling 1-877-563-5327.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Having reviewed and discussed the background and qualification of each member of its audit committee, the Board of Trustees has determined that no member of the audit committee satisfies the definition of audit committee financial expert in Form N-CSR. Based on this evaluation, the Board has nevertheless concluded that its audit committee members' experience and expertise will enable them to effectively perform their oversight duties with respect to the Trust's financial statements and the Trust's independent auditors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a) Audit Fees.
         Fiscal year ended January 31, 2006          $33,000
         Fiscal year ended January 31, 2005          $31,737

(b) Audit-Related Fees.
         None.

(c) Tax Fees.
         Fiscal year ended January 31, 2006          $7,375
         Fiscal year ended January 31, 2005          $6,705

(d) All Other Fees.
         None.

(e)
         (1) The audit committee of the Registrant's board of directors considered whether the provision of non-audit services that was rendered to the Registrant's investment adviser and was not required to be pre-approved by the audit committee is compatible with maintaining the independence of the Registrant's principal accountant. The audit committee receives quarterly reports on the amount and nature of such services and discusses such services and their effect on the principal accountant's independence with the Registrant's principal accountant in connection with the committee's deliberations regarding the engagement of the principal accountant.

         (2) During fiscal year 2005, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:
      Fiscal year ended January 31, 2006  $ 85,853
      Fiscal year ended January 31, 2005  $ 35,720

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)     Code of Ethics.

(1) The Code of Ethics for the principal executive and principal financial officer is available free of charge upon request by calling 1-877-563-5327.

(2) Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the principal executive officer and principal financial officer are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adelante Funds
--------------


/s/Michael A. Torres
------------------------------
Michael A. Torres
Principal Executive Officer
April 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


/s/Michael A. Torres
------------------------------
Michael A. Torres
Principal Executive Officer
April 13, 2006


/s/Mark A. Hoopes
------------------------------
Mark A. Hoopes
Principal Financial Officer
April 13, 2006